UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

The Ensign Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27101 Puerta Real, Suite 450, Mission Viejo, CA		92691
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 487-9500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Completion of Spin-Off

The Ensign Group, Inc. (“Ensign” or the “Company”) has completed its previously announced plan to separate its healthcare business and its real estate business into two separate and independent publicly traded companies through the distribution of shares of common stock of CareTrust REIT, Inc. (“CareTrust”) to Ensign stockholders (the “Spin-Off”). Ensign effected the Spin-Off by distributing all of the outstanding shares of CareTrust common stock to Ensign stockholders on a pro rata basis, as more fully described in the preliminary information statement (the “Information Statement”) included as Exhibit 99.1 to CareTrust’s Registration Statement on Form 10 (File No. 001-36181) (the “CareTrust Form 10”) filed with the U.S. Securities and Exchange Commission (the “SEC”). As a result, Ensign stockholders received one share of CareTrust common stock for each share of Ensign common stock held at the close of business on May 22, 2014, the record date for the Spin-Off. The Spin-Off is effective from and after June 1, 2014, with shares of CareTrust common stock distributed by Ensign on June 2, 2014.

As previously disclosed, Ensign and CareTrust entered into a Separation and Distribution Agreement, dated as of May 23, 2014, which contains the key provisions relating to the separation of CareTrust’s real estate business from Ensign, and other provisions that govern the relationship between Ensign and CareTrust after the Spin-Off. A copy of the agreement is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. On May 30, 2014, Ensign and CareTrust entered into the following additional agreements to implement the Spin-Off and govern their relationship after the Spin-Off: eight Master Leases; eight Guaranties of Master Leases; an Opportunities Agreement; a Tax Matters Agreement; a Transition Services Agreement; an Employee Matters Agreement; and a Contribution Agreement. The Contribution Agreement provides for the contribution by Ensign to CareTrust of the entities that own the properties that comprise CareTrust’s initial portfolio, in exchange for shares of CareTrust common stock and $221.4 million in cash, as contemplated by the Separation and Distribution Agreement. A summary of the material terms of the other agreements is set forth in the Information Statement under “Our Relationship with Ensign Following the Spin-Off,” and is incorporated herein by reference. The descriptions of all such agreements are qualified in their entirety by reference to the copies of the agreements, or forms thereof, included as Exhibits 10.1 through 10.7 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Credit Agreement

On May 30, 2014, the Company entered into a credit agreement (the “Credit Agreement”) with SunTrust Bank, as administrative agent, and the lenders party thereto. The Credit Agreement provides for a revolving credit facility (the “New Credit Facility”) with commitments in an aggregate principal amount of $150.0 million from a syndicate of banks and other financial institutions. The Company expects to use borrowings under the Credit Agreement after the consummation of the Spin-Off for working capital purposes, to fund acquisitions and for general corporate purposes.

The New Credit Facility is secured by substantially all of the personal property of the Company and certain of its subsidiaries and a pledge of the capital stock of certain of its subsidiaries.

The Credit Agreement provides that, subject to customary conditions, including obtaining commitments and pro forma compliance with the financial maintenance covenants, the Company may seek to obtain incremental revolving or term loans under the New Credit Facility in an aggregate amount not to exceed $75.0 million. The Company does not currently have any commitments for such incremental loans.

The interest rates applicable to loans under the New Credit Facility are, at the Company’s option, equal to either a base rate plus a margin ranging from 1.25% to 2.25% per annum or LIBOR plus a margin ranging from 2.25% to 3.25% per annum, based on the debt to Consolidated EBITDA ratio of the Company and its subsidiaries. In addition, the Company will pay a commitment fee on the unused portion of the commitments under the New Credit Facility that will range from 0.30% to 0.50% per annum, depending on the debt to Consolidated EBITDA ratio of the Company and its subsidiaries.

Loans made under the New Credit Facility are not subject to interim amortization. The Company is not required to repay any loans under the New Credit Facility prior to maturity, other than to the extent the outstanding borrowings exceed the aggregate commitments under the New Credit Facility. The Company is permitted to prepay all or any portion of the loans under the New Credit Facility prior to maturity without premium or penalty, subject to reimbursement of any LIBOR breakage costs of the lenders.

The New Credit Facility is guaranteed, jointly and severally, by certain of the Company’s wholly owned subsidiaries. The Credit Agreement and related documents contain customary covenants that, among other things, restrict, subject to certain exceptions, the ability of the Company and its subsidiaries to grant liens on their assets, incur indebtedness, sell assets, make investments, engage in acquisitions, mergers or consolidations, amend certain material agreements and pay certain dividends and other restricted payments. The Credit Agreement requires the Company to comply with financial maintenance covenants to be tested quarterly, consisting of a maximum debt to consolidated EBITDA ratio, and a minimum interest/rent coverage ratio. The majority of lenders can require that the Company and its subsidiaries mortgage certain of their real property assets to secure the New Credit Facility if an event of default occurs, the debt to consolidated EBITDA ratio is above 2.50:1.00 for two consecutive fiscal quarters, or the Company’s liquidity falls below a certain amount for ten consecutive business days, provided that such mortgages will no longer be required if the event of default is cured, the debt to consolidated EBITDA ratio is below 2.50:1.00 for two consecutive fiscal quarters, or the Company’s liquidity is above a certain amount for ninety consecutive days, as applicable. The Credit Agreement also contains certain customary events of default.

The foregoing description of the New Credit Facility and the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.8 hereto and is incorporated herein by reference.

The parties to the Credit Agreement described above and certain of their respective affiliates have performed investment banking, commercial lending and advisory services for the Company, from time to time for which they have received customary fees and expenses. These parties may, from time to time, engage in transactions with and perform services for the Company and its affiliates in the ordinary course of their business.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the Spin-Off, on May 30, 2014, Ensign’s rights and obligations under the following agreements were terminated:

•	a Senior Credit Facility Agreement, dated as of July 15, 2011 (the “Prior Credit Agreement”), with a six-bank lending consortium arranged by SunTrust and Wells Fargo;

•	a term loan with General Electric Capital Corporation (the “GECC Loan”);

•	a mortgage loan with Continental Wingate Associates, Inc. that was insured with the U.S. Department of Housing and Urban Development (the “HUD Loan”);

•	two loans from RBS Asset Finance, Inc. (the “RBS Loans”); and

•	four separate promissory notes with Johnson Land Enterprises, LLC (the “Johnson Notes”).

The outstanding obligations with respect to all of the foregoing were paid on May 30, 2014, except for the GECC Loan and one of the Johnson Notes, both of which were assumed by CareTrust. The Prior Credit Agreement, the GECC Loan, the HUD Loan, the RBS Loans and the Johnson Notes are all described in Ensign’s Annual Report on Form 10-K for the year ended December 31, 2013, under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Principal Debt Obligations and Capital Expenditures,” which descriptions are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information included in Item 1.01 of this Current Report on Form 8-K under “Completion of Spin-Off” is incorporated herein by reference.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the Spin-Off, Gregory K. Stapley resigned as the Company’s Executive Vice President and Secretary, effective June 1, 2014, and he is no longer an executive officer of the Company. Mr. Stapley is now the President and Chief Executive Officer of CareTrust.

(c) Chad A. Keetch has been appointed as the Company’s Executive Vice President and Secretary, effective June 1, 2014. Mr. Keetch, age 36, has served at the Company since March 2010 as the Company’s Vice President of Acquisitions and Business Legal Affairs and Assistant Secretary, where he was responsible for the Company’s acquisitions, real estate matters, securities transactions and investor relations. Prior to joining the Company, Mr. Keetch was an attorney at Stoel Rives LLP from September 2008 to March 2010 and Kirkland & Ellis LLP from September 2005 through September 2008, where his practice emphasized mergers and acquisitions, leveraged buyouts, capital markets transactions and general governance issues. Mr. Keetch will participate in the Company’s executive incentive program and continue to be eligible for stock-based compensation awards under the Company’s long-term incentive plan. Mr. Keetch will also be eligible for other employee benefit plans made generally available to executive officers of the Company. He holds a B.A. in Economics from Brigham Young University and a J.D. and M.B.A. from The Ohio State University.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to a Rights Agreement entered into by the Company on November 7, 2013 (as subsequently amended, the “Rights Agreement”), a dividend of one preferred stock purchase right (collectively, the “Rights”) for each outstanding share of Ensign common stock was paid to Ensign stockholders of record at the close of business on November 18, 2013. Pursuant to the Rights Agreement, the Rights expire upon the earlier of (i) 5:00 P.M., New York City time, on November 6, 2014, and (ii) 5:00 P.M. New York City time, on the first business day after the Spin-Off. Accordingly, as a result of the completion of the Spin-Off on June 2, 2014, the Rights expired by their terms at 5:00 P.M., New York City time, on June 3, 2014 and are no longer exercisable.

In connection with the adoption of the Rights Agreement, the Company filed a Certificate of Designation, Preferences and Privileges of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware setting forth the rights, powers and preferences of the Series A Junior Participating Preferred Stock issuable upon exercise of the Rights (the “Preferred Shares”). Promptly following the expiration of the Rights, the Company filed with the Delaware Secretary of State a Certificate of Elimination of Series A Junior Participating Preferred Stock (the “Certificate of Elimination”), which effectively eliminated the Preferred Shares and returned them to the status of authorized but unissued shares of the preferred stock of the Company, without designation as to series.

The foregoing summary description of the Certificate of Elimination is qualified in its entirety by reference to the copy of the Certificate of Elimination filed with this Current Report on Form 8-K as Exhibit 3.1, which is incorporated herein by reference.

Item 8.01	Other Events.

On June 3, 2014, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of Ensign giving effect to the Spin-Off required by Article 11 of Regulation S-X, and the related notes thereto, are attached hereto as Exhibit 99.2.

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of May 23, 2014, by and between The Ensign Group, Inc. and CareTrust REIT, Inc.

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock.

10.1	Form of Master Lease by and among certain subsidiaries of The Ensign Group, Inc. and certain subsidiaries of CareTrust REIT, Inc.

10.2	Form of Guaranty of Master Lease by The Ensign Group, Inc. in favor of certain subsidiaries of CareTrust REIT, Inc., as landlords under the Master Leases.

10.3	Opportunities Agreement, dated as of May 30, 2014, by and between The Ensign Group, Inc. and CareTrust REIT, Inc.

10.4	Transition Services Agreement, dated as of May 30, 2014, by and between The Ensign Group, Inc. and CareTrust REIT, Inc.

10.5	Tax Matters Agreement, dated as of May 30, 2014, by and between The Ensign Group, Inc. and CareTrust REIT, Inc.

10.6	Employee Matters Agreement, dated as of May 30, 2014, by and between The Ensign Group, Inc. and CareTrust REIT, Inc.

10.7	Contribution Agreement, dated as of May 30, 2014, by and among CTR Partnership L.P., CareTrust GP, LLC, CareTrust REIT, Inc. and The Ensign Group, Inc.

10.8	Credit Agreement, dated as of May 30, 2014, by and among The Ensign Group, Inc., SunTrust Bank, as administrative agent, and the lenders party thereto.

99.1	Press Release, dated June 3, 2014.

99.2	The Ensign Group, Inc. Unaudited Pro Forma Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2014	THE ENSIGN GROUP, INC.

	By:	/s/ Suzanne D. Snapper
Suzanne D. Snapper Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of May 23, 2014, by and between The Ensign Group, Inc. and CareTrust REIT, Inc.

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock.

10.1	Form of Master Lease by and among certain subsidiaries of The Ensign Group, Inc. and certain subsidiaries of CareTrust REIT, Inc.

10.2	Form of Guaranty of Master Lease by The Ensign Group, Inc. in favor of certain subsidiaries of CareTrust REIT, Inc., as landlords under the Master Leases.

10.3	Opportunities Agreement, dated as of May 30, 2014, by and between The Ensign Group, Inc. and CareTrust REIT, Inc.

10.4	Transition Services Agreement, dated as of May 30, 2014, by and between The Ensign Group, Inc. and CareTrust REIT, Inc.

10.5	Tax Matters Agreement, dated as of May 30, 2014, by and between The Ensign Group, Inc. and CareTrust REIT, Inc.

10.6	Employee Matters Agreement, dated as of May 30, 2014, by and between The Ensign Group, Inc. and CareTrust REIT, Inc.

10.7	Contribution Agreement, dated as of May 30, 2014, by and among CTR Partnership L.P., CareTrust GP, LLC, CareTrust REIT, Inc. and The Ensign Group, Inc.

10.8	Credit Agreement, dated as of May 30, 2014, by and among The Ensign Group, Inc., SunTrust Bank, as administrative agent, and the lenders party thereto.

99.1	Press Release, dated June 3, 2014.

99.2	The Ensign Group, Inc. Unaudited Pro Forma Consolidated Financial Statements.